Exhibit d(3)(b)

SCHEDULE A

(as of December 12, 2018)

Portfolio	Expense Cap	Date of Expiration of Management Fee Waiver
Invesco Exchange-Traded Fund Trust
Invesco Dow Jones Industrial Average Dividend ETF	0.30%	4/6/2020
Invesco Raymond James SB-1 Equity ETF	0.75%	5/18/2020
Invesco S&P 100® Equal Weight ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Consumer Staples ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Energy ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight ETF	0.20%	4/6/2020
Invesco S&P 500® Equal Weight Financials ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Health Care ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Industrials ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Materials ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Real Estate ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Technology ETF	0.40%	4/6/2020
Invesco S&P 500® Equal Weight Utilities ETF	0.40%	4/6/2020
Invesco S&P 500® Pure Growth ETF	0.35%	4/6/2020
Invesco S&P 500® Pure Value ETF	0.35%	4/6/2020
Invesco S&P 500® Top 50 ETF	0.20%	4/6/2020
Invesco S&P MidCap 400® Equal Weight ETF	0.40%	4/6/2020
Invesco S&P MidCap 400® Pure Growth ETF	0.35%	4/6/2020
Invesco S&P MidCap 400® Pure Value ETF	0.35%	4/6/2020

Invesco S&P SmallCap 600® Equal Weight ETF	0.40%	4/6/2020
Invesco S&P SmallCap 600® Pure Growth ETF	0.35%	4/6/2020
Invesco S&P SmallCap 600® Pure Value ETF	0.35%	4/6/2020
Invesco Wilshire Micro-Cap ETF	0.50%	4/6/2020
Invesco Wilshire US REIT ETF	0.32%	5/18/2020

Invesco Exchange-Traded Fund Trust II
Invesco China All-Cap ETF	0.70%	4/6/2020
Invesco China Technology ETF	0.70%	5/18/2020
Invesco Emerging Markets Revenue ETF	0.46%	[Two Years from Closing Date]
Invesco Emerging Markets Ultra Dividend Revenue ETF	0.46%	[Two Years from Closing Date]
Invesco Global ESG Revenue ETF	0.45%	[Two Years from Closing Date]
Invesco Global Revenue ETF	0.43%	[Two Years from Closing Date]
Invesco International Revenue ETF	0.42%	[Two Years from Closing Date]
Invesco International Ultra Dividend Revenue ETF	0.42%	[Two Years from Closing Date]
Invesco MSCI Emerging Markets Equal Country Weight ETF	0.70%*	4/6/2020
Invesco Russell 1000® Low Volatility Factor ETF	0.19%	[Two Years from Closing Date]
Invesco Russell 1000® Momentum Factor ETF	0.19%	[Two Years from Closing Date]
Invesco Russell 1000® Quality Factor ETF	0.19%	[Two Years from Closing Date]
Invesco Russell 1000® Size Factor ETF	0.19%	[Two Years from Closing Date]
Invesco Russell 1000® Value Factor ETF	0.19%	[Two Years from Closing Date]
Invesco Russell 1000® Yield Factor ETF	0.19%	[Two Years from Closing Date]
Invesco S&P 500 Revenue ETF	0.39%	[Two Years from Closing Date]
Invesco S&P Financials Revenue ETF	0.45%	[Two Years from Closing Date]
Invesco S&P High Income Infrastructure ETF	0.45%	5/18/2020
Invesco S&P MidCap 400 Revenue ETF	0.39%	[Two Years from Closing Date]
Invesco S&P SmallCap 600 Revenue ETF	0.39%	[Two Years from Closing Date]
Invesco S&P Ultra Dividend Revenue ETF	0.39%	[Two Years from Closing Date]
Invesco Shipping ETF	0.65%	4/6/2020

Invesco Actively Managed Exchange-Traded Fund Trust
Invesco Total Return Bond ETF	0.50%	4/6/2020

Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco BulletShares 2018 Corporate Bond ETF	0.24%	4/6/2020

Invesco BulletShares 2018 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2019 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2019 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2020 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2020 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2021 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2021 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2022 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2022 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2023 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2023 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2024 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2024 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2025 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2025 High Yield Corporate Bond ETF	0.42%	4/6/2020
Invesco BulletShares 2026 Corporate Bond ETF	0.24%	4/6/2020
Invesco BulletShares 2027 Corporate Bond ETF	0.24%	4/6/2020
Invesco ESG Revenue ETF	0.40%	[Two Years from Closing Date]
Invesco Multi-Factor Large Cap ETF	0.25%	4/6/2020
Invesco Russell 1000® Dynamic Multifactor ETF	0.29%	[Two Years from Closing Date]
Invesco Russell 2000® Dynamic Multifactor ETF	0.39%	[Two Years from Closing Date]
Invesco U.S. Large Cap Optimized Volatility ETF	0.30%	4/6/2020

*	The Expense Cap for Invesco MSCI Emerging Markets Equal Country Weight ETF includes Acquired Fund Fees and Expenses (as defined in Securities and Exchange Commission Form N-1A).

[Signature page follows]

INVESCO CAPITAL MANAGEMENT LLC

By:	/s/ Daniel E. Draper
Name: Daniel E. Draper
Title: Managing Director